FORM OF AMENDMENT TO CREDIT AGREEMENT
                      AMENDED AND RESTATED CREDIT AGREEMENT

         AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 12, 2002 among QWEST CAPITAL FUNDING, INC., QWEST CORPORATION, QWEST COMMUNICATIONS INTERNATIONAL INC. and the BANKS listed on the signature pages hereof.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto and Bank of America, N.A., as Administrative Agent (the "Agent"), have heretofore entered into a 364-Day Credit Agreement dated as of May 4, 2001 (as amended, the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after the Restatement Effective Date (as defined in Section 17 below), refer to the Credit Agreement as amended and restated hereby.

         SECTION 2. No Money Market Borrowings. The Borrowers and the Banks acknowledge that no Money Market Borrowings are outstanding on the Restatement Effective Date. Each Borrower agrees that, on and after the Restatement Effective Date, it will not request the Banks to make offers to make Money Market Loans pursuant to the Credit Agreement.

         SECTION 3. Addition of Definitions Relating to Mandatory Reductions and Prepayments. (a) The following new definitions are added in alphabetical order in Section 1.01 of the Credit Agreement:

         "Capital Markets Event" means a Prepayment Event described in clause
(ii), (iii) or (iv) of the definition of Prepayment Event.

         "Equity Interests" means (i) shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person or (ii) any warrants, options or other rights to acquire such shares or interests.

         "Net Proceeds" means, with respect to any event, the cash proceeds received in respect of such event including, without limitation, any cash received in respect of any non-cash proceeds, but only as and when received, in each case net of the sum of (1) all reasonable fees and out-of-pocket costs and expenses paid (or reasonably estimated to be payable) by a Prepayment Party to third parties (other than Affiliates) in connection with such event, (2) in the case of a sale, transfer or other disposition of an asset (including, without limitation, pursuant to a sale and leaseback transaction), the amount of all payments required to be made by a Prepayment Party as a result of such event to repay Debt (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (3) the amount of all taxes paid (or reasonably estimated to be payable) by the Prepayment Parties, the amount of any reserves established by the Prepayment Parties to fund contingent liabilities reasonably estimated to be payable and the amount of capital and operating expenditures that would not otherwise have been incurred and are required in writing or by application of policy by a public utility commission to be incurred as a condition to its consent, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Company).

         "Prepayment Event" means:

         (i) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property of any Prepayment Party, except (1) sales of inventory, customer premise equipment and other equipment, conduit, fiber and capacity (including indefeasible rights of use) and short-term investments and sales or licenses of technology, in each case in the ordinary course of business, (2) sales, transfers and other dispositions to any Prepayment Party and (3) any other single disposition or series of related dispositions resulting in aggregate Net Proceeds not exceeding $20,000,000 for any single disposition or series of related dispositions or $100,000,000 in the aggregate for all such dispositions;

         (ii) the issuance by any Prepayment Party of any Equity Interests, or the receipt by any of them of any capital contribution, other than any such issuance of an Equity Interest to, or receipt of any such capital contribution from, any Prepayment Party or directors, employees, consultants or contractors of the Company or any of its Subsidiaries;

         (iii) the issuance or incurrence by any Prepayment Party of any Debt described in clause (i) or (ii) of the definition thereof (including, without limitation, any such Debt issued in any registered offering or pursuant to any private placement and any such Debt incurred pursuant to any syndicated line of credit or other credit facility), other than (1) the Loans and (2) Debt of the Company to any Subsidiary and of any Subsidiary to the Company or any other Subsidiary; and

         (iv) to the extent not included in any of the foregoing clauses, any receivables securitization consummated by any Prepayment Party.

         "Prepayment Event Notice" means any notice delivered by the Company pursuant to Section 2.16.

         "Prepayment Party" means the Company, a Borrower or any of their respective Subsidiaries.

         "Reduction Percentage" means, with respect to reductions pursuant to
Section 2.09(b)(i) and prepayments pursuant to Section 2.11(e)(i), (i) 662/3%, with respect to the first $1,250,000,000 of Net Proceeds of Prepayment Events, and (ii) 100%, thereafter.

         (b) The definition of "Subsidiary" in Section 1.01 of the Credit Agreement is amended to add the following sentence at the end thereof:

         It is understood that KPNQwest N.V. shall not be considered to be a Subsidiary solely as a result of charter or contractual arrangements in effect on the date hereof, which may temporarily result in designees of the Company constituting a majority of the board of directors of KPNQwest N.V.

         SECTION 4. Addition of Mandatory Commitment Reductions. Section 2.09 of the Credit Agreement is amended to read in its entirety as follows:

         SECTION 2.09. Termination or Reduction of Commitments. (a) Optional Reductions. During the Revolving Credit Period, the Company may, upon at least three Domestic Business Days' notice to the Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $25,000,000 or any larger multiple of $5,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans. Any notice of a reduction shall also specify how such reduction shall be allocated between Capital Funding and Corp. for purposes of calculating their respective Available Amounts.

         (b) Mandatory Reductions. (i) On the third Euro-Dollar Business Day after any date prior to the Termination Date on which any Net Proceeds are received by or on behalf of any Prepayment Party in respect of any Prepayment Event, the Commitments will be permanently reduced by an amount equal to the Reduction Percentage of such Net Proceeds; provided that no such reduction shall occur pursuant to this subsection (b)(i) to the extent that (x) a reduction would occur pursuant to subsection (b)(ii) below or (y) after giving effect thereto, the Commitments shall be less than $2,000,000,000.

                  (ii) In addition to the foregoing, on the third Euro-Dollar Business Day after any date prior to the Termination Date on which any Net Proceeds are received by or on behalf of Corp. or any of its subsidiaries in respect of a Capital Markets Event, the Commitments will be permanently reduced by the amount of such Net Proceeds.

                  (iii) Each reduction pursuant to this subsection (b) shall be applied to reduce ratably the Commitments of all the Banks. For purposes of calculating their respective Available Amounts, such reduction shall be allocated ratably between Capital Funding and Corp.

         SECTION 5. Addition of Mandatory Prepayments of Loans. (a) The first sentence of Section 2.11(c) of the Credit Agreement is amended to read in its entirety as follows: "Upon receipt of a notice of prepayment pursuant to this Section or Section 2.16, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by a Borrower or the Company."

         (b) A new subsection (e) is added immediately after Section 2.11(d) of the Credit Agreement, to read in its entirety as follows:

         (e)      (i)      Promptly, and in any event within three Euro-Dollar
Business Days, after any date on or after the Termination Date on which any Net Proceeds are received by or on behalf of any Prepayment Party in respect of any Prepayment Event, one or both Borrowers, as the case may be, shall prepay Committed Loans in an aggregate principal amount (together with accrued interest thereon) equal to the Reduction Percentage of such Net Proceeds; provided that no such prepayment shall be required pursuant to this subsection (e)(i) to the extent that (x) a prepayment would occur pursuant to subsection (e)(ii) below or
(y) after giving effect thereto, the aggregate outstanding principal amount of the Committed Loans shall be less than $2,000,000,000.

                  (ii) In addition to the foregoing, on the third Euro-Dollar Business Day after any date on or after the Termination Date on which Net Proceeds are received by or on behalf of Corp. or any of its subsidiaries in respect of a Capital Markets Event, one or both Borrowers, as the case may be, shall prepay Committed Loans in an aggregate principal amount (together with accrued interest thereon) equal to the amount of such Net Proceeds.

                  (iii) Each prepayment of the Loans pursuant to this subsection (e) shall be applied ratably to prepay outstanding Loans of Capital Funding and of Corp., and shall be applied to prepay such Group or Groups of Loans of the relevant Borrower as shall have been designated in the applicable notice (or, if no such designation shall have been made, as the Agent shall select in its discretion).

         SECTION 6.    Delivery of Notice of Prepayment Events. A new Section
2.16 is added to the Credit Agreement immediately after Section 2.15 thereof, to read in its entirety as follows:

         SECTION 2.16. Notice of Prepayment Events. The Company shall notify the Agent by telephone (confirmed by telecopy) of the proposed consummation of any Prepayment Event (and the corresponding reduction of the Commitments pursuant to Section 2.09, if any, and prepayment of the Loans pursuant to Section 2.11, if any), not later than 10:30 a.m., New York City time, on the date of the proposed consummation thereof. Each such notice shall be irrevocable and shall specify
(i) the date of consummation of the applicable Prepayment Event, (ii) a reasonably detailed calculation of the Net Proceeds thereof, and (iii) the amount of the reduction of the Commitments and prepayment of the Loans as a result of such Prepayment Event. Upon receipt of a notice of a Prepayment Event pursuant to this subsection, the Agent shall promptly notify each Bank of the contents thereof.

         SECTION 7. Additional Exclusion from Consolidated Debt. The definition of "Debt" in Section 1.01 of the Credit Agreement is amended by (i) deleting the "and" at the end of clause (x) thereof, (ii) replacing the period at the end of clause (y) thereof with "; and" and (iii) adding a new clause (z) immediately after clause (y) thereof to read in its entirety as follows:

         (z) any mandatorily convertible equity-linked securities issued by Capital Funding or the Company, so long as any such securities satisfy each of the following conditions: (i) the terms thereof require no repayments or prepayments and no mandatory redemptions or repurchases, in each case prior to at least 91 days after the later of the termination of the Commitments and the repayment in full of the Loans and all other amounts due under the Credit Agreement, and (ii) such securities are subordinated and junior in right of payment to all obligations of Capital Funding or the Company, as the case may be, for or in respect of borrowed money (unless the instrument governing such obligations expressly provides that such obligations are not senior or superior to such securities or are subordinated or junior in right of payment to them), including, without limitation, to all obligations under the Credit Agreement.

         SECTION 8. Increase in Permitted Debt Coverage. Section 5.06 of the Credit Agreement is amended to read in its entirety as follows:

         SECTION 5.06. Debt Coverage. Consolidated Debt of the Company and its Consolidated Subsidiaries as of the last day of any fiscal quarter of the Company set forth below will not exceed the percentage of Consolidated EBITDA for the four consecutive fiscal quarters of the Company ending on such date set forth below opposite such day:

--------------------------------------------------------------------------------

         Fiscal Quarter Ending                               Percentage
         ---------------------                               ----------
--------------------------------------------------------------------------------

         March 31, 2002                                      425%
--------------------------------------------------------------------------------

         June 30, 2002                                       425%
--------------------------------------------------------------------------------

         September 30, 2002                                  425%
--------------------------------------------------------------------------------

         December 31, 2002                                   400%
--------------------------------------------------------------------------------

         March 31, 2003                                      400%
--------------------------------------------------------------------------------

         For purposes of calculating compliance with this Section 5.06 as of each of June 30, 2002 and September 30, 2002 (each, a "Net Debt Date"), Consolidated Debt shall be reduced by the amount, not to exceed $750,000,000 as of June 30, 2002 or $250,000,000 as of September 30, 2002, of Net Proceeds of incurrences of Debt constituting Prepayment Events which have occurred on or after March 12, 2002, to the extent such Net Proceeds have been deposited in an escrow account established on terms and conditions satisfactory to the Agent. Such terms and conditions shall include, without limitation, that such Net Proceeds shall be released from escrow only to prepay or repay Debt described in clause (i) or (ii) of the definition of Debt which was outstanding on the date of effectiveness of the Amendment and Restatement of this Agreement dated as of March 12, 2002 and is due and payable during the fiscal quarter commencing the day after the relevant Net Debt Date.

         SECTION 9. Additional Restriction on Liens. Section 5.07 of the Credit Agreement is amended by adding the following new paragraph at the end thereof: "Notwithstanding the foregoing, neither the Company nor any Borrower will, and the Company will not permit any Subsidiary to, create, assume or suffer to exist any Lien on any material asset (including, without limitation, on any Equity Interest in Qwest Dex, Inc. or any other Subsidiary which owns any material asset) which is part of the directory services business conducted by the Company and its Subsidiaries, except for Liens permitted by clauses (b),
(c), (d), (e) and (g) (to the extent relating to clauses (b) through (e)) and
(h) above."

         SECTION 10. Limitation on Restricted Payments. (a) The following new definition is added in alphabetical order in Section 1.01 of the Credit
Agreement:

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property, including without limitation pursuant to a "spin-off" or other distribution to equity holders generally) with respect to any Equity Interest of the Company or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interest.

         (b) A new Section 5.10 is added to the Credit Agreement immediately following Section 5.09 thereof, to read in its entirety as follows:

         SECTION 5.10. Restricted Payments. Neither the Company nor any of its Subsidiaries will declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that (i) the Company may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and may declare and pay cash dividends with respect to its common stock in an annual amount not to exceed $.05 per share of common stock (adjusted for stock splits and similar events), (ii) any Subsidiary may declare and pay dividends with respect to its Equity Interests, (iii) the Company may make Restricted Payments pursuant to and in accordance with stock or other benefit plans for management or employees of the Company and its Subsidiaries, and (iv) the Company may declare and pay dividends required to be paid pursuant to the terms of Equity Interests of the Company issued in a transaction constituting a Prepayment Event.

         SECTION 11.   Limitation on Restrictions Affecting Subsidiaries. A new
Section 5.11 is added to the Credit Agreement immediately following Section 5.10 thereof, to read in its entirety as follows:

         SECTION 5.11. Limitations on Restrictions Affecting Subsidiaries. Neither the Company nor any of its Subsidiaries will enter into, or suffer to exist, any agreement with any Person (other than a written agreement with, or an agreement resulting from the application of a law, policy, rule or regulation by, a public utility commission or other governmental authority) which prohibits or limits the ability of any Subsidiary to (i) pay dividends or make other distributions or pay any Debt owed to the Company or any other Subsidiary, (ii) make loans or advances to the Company or any other Subsidiary, (iii) transfer any of its properties or assets to the Company or any other Subsidiary, (iv) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or on capital stock or equity interests issued by it, or (v) create, incur assume or suffer to exist any Debt; provided that the following shall be permitted: (1) agreements governing Debt as in effect on the date of effectiveness of the Amendment and Restatement of this Agreement dated as of March 12, 2002, and agreements which are no more restrictive in any material respect (or, in the case of any restriction on the incurrence of Debt or Liens, in any respect) than such agreements, (2) agreements granting Liens permitted under Section 5.07 containing restrictions on the ability to transfer or grant Liens on the assets subject to such Liens, (3) restrictions contained in agreements of any Person at the time such Person becomes a Subsidiary, which restrictions are applicable solely to such Person (including to Equity Interests in such Person) and (4) customary restrictions contained in stock purchase agreements, asset sale agreements limiting the transfer of assets pending the closing of the sale and customary non-assignment provisions in leases and other contracts entered into in the ordinary course of business.

         SECTION 12. Conforming Changes to Events of Default. Section 6.01(b) of the Credit Agreement is amended to read in its entirety as follows:

         (b) the Company or either Borrower shall fail to observe or perform any covenant contained in Section 5.01(d) or Sections 5.06 to 5.11, inclusive;

         SECTION 13. Increase in Pricing. (a) The Pricing Schedule is amended and restated to read in its entirety as set forth in the attached Pricing Schedule.

         (b)      The following new definition is added in alphabetical order in
Section 1.01 of the Credit Agreement:

         "Base Rate Margin" has the meaning set forth in Section 2.07.

         (c) The first sentence of Section 2.07(a) of the Credit Agreement is amended to read in its entirety as follows: "(a) Each Domestic Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of the Base Rate Margin plus the Base Rate for such day."

         (d) Section 2.07(a) of the Credit Agreement is amended to add the following new sentence at the end thereof:

         "Base Rate Margin" means a rate per annum determined in accordance with the Pricing Schedule.

         (e) Section 2.08 of the Credit Agreement is amended to read in its entirety as follows:

         SECTION 2.08. Commitment Fees. The Company shall pay to the Agent for the account of the Banks ratably a commitment fee at the Commitment Fee Rate (determined daily in accordance with the Pricing Schedule). Such commitment fee shall accrue from and including the Effective Date to but excluding the

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

Termination Date (or earlier date of termination of the Commitments in their entirety), on the daily actual aggregate amount of the unused Available Amount allocated to each Borrower pursuant to the definition of "Available Amount," and shall be payable quarterly in arrears on the last day of each calendar quarter and upon the date of termination of the Commitments in their entirety.

         "Commitment Fee Rate" means a rate per annum determined in accordance with the Pricing Schedule.

         SECTION 14. Representations. Each of the Company and the Borrowers represents and warrants that (i) the representations and warranties set forth in
Article 4 of the Credit Agreement will be true on and as of the Restatement Effective Date, (ii) no Default will have occurred and be continuing on such date and (iii) there are no outstanding agreements of the Company and its Subsidiaries containing financial covenants like the covenant set forth in
Section 5.06 of the Credit Agreement which are more restrictive than Section
5.06 as amended by this Amendment and Restatement.

         SECTION 15. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 16. Counterparts. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 17. Effectiveness; Waiver of Notice. This Amendment and Restatement shall become effective on the date when the following conditions are met (the "Restatement Effective Date"):

                  (a) the Agent shall have received from the Company, each of the Borrowers and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

                  (b) the Agent shall have received a certificate of an appropriate officer of the Company, dated the Restatement Effective Date and in form and substance reasonably satisfactory to the Agent, relating to the due authorization, execution and delivery of this Amendment and Restatement;

                  (c) the Agent shall have received, for the account of each Bank that has delivered an executed counterpart hereof on or prior to the Restatement Effective Date in accordance with subsection (a), an amendment fee in an amount equal to 0.25% of such Bank's Commitment (whether used or unused) as in effect on the Restatement Effective Date;

                  (d) the Company shall have paid in full all expenses payable by it pursuant to Section 10.03(a) of the Credit Agreement with respect to which the Company shall have received an invoice at least one Domestic Business Day prior to the Restatement Effective Date; and

                  (e) the Agent shall have received, for the account of the Banks, a prepayment of Committed Loans in the aggregate principal amount of $608,166,667.

         On the Restatement Effective Date, the Commitments shall be reduced automatically by $608,166,667.

         Each of the Banks waives the requirements of three Euro-Dollar Business Days' notice of the prepayment of Committed Loans, and three Domestic Business Days' notice of the reduction of Commitments, referred to in this Section.

         SECTION 18. Amendment Fee. The Company agrees that, if the Restatement Effective Date occurs on or prior to March 22, 2002, it will pay or cause to be paid to the Agent, for the account of each Bank that has delivered to the Agent an executed counterpart hereof after the Restatement Effective Date but on or prior to March 22, 2002, an amendment fee in an amount equal to 0.25% of such Bank's Commitment (whether used or unused) as in effect on the Restatement Effective Date. Such amendment fee shall be payable with respect to any such Bank within one Domestic Business Day of receipt by the Agent of an executed counterpart hereof by such Bank.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.


                                       QWEST CAPITAL FUNDING, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       QWEST CORPORATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       QWEST COMMUNICATIONS INTERNATIONAL INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       BANK OF AMERICA, N.A.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       JPMORGAN CHASE BANK


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       CITIBANK, N.A.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       COMMERZBANK AG, NEW YORK AND
                                       GRAND CAYMAN BRANCHES


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       ABN AMRO BANK N.V.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       THE BANK OF NEW YORK


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       BANK ONE, NA


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       BAYERISCHE LANDESBANK
                                       GIROZENTRALE CAYMAN ISLANDS
                                       BRANCH


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       BEAR STEARNS CORPORATE LENDING
                                       INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       CREDIT SUISSE FIRST BOSTON


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       FIRST UNION NATIONAL BANK


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       FLEET NATIONAL BANK


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       LEHMAN COMMERCIAL PAPER INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       ROYAL BANK OF CANADA


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       THE ROYAL BANK OF SCOTLAND PLC


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       WELLS FARGO BANK, N.A.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       WESTDEUTSCHE LANDESBANK
                                       GIROZENTRALE, NEW YORK BRANCH


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       THE BANK OF NOVA SCOTIA


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       DEUTSCHE BANK AG NEW YORK
                                       BRANCH AND/OR CAYMAN ISLANDS
                                       BRANCH


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       MELLON BANK, N.A.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       WACHOVIA BANK, N.A.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED NEW YORK BRANCH


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       MERRILL LYNCH BANK USA


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       KEYBANK NATIONAL ASSOCIATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       THE FUJI BANK, LIMITED


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       THE SANWA BANK, LIMITED


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       SUMITOMO MITSUI BANKING
                                       CORPORATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: